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                                                                                     CHASE MANHATTAN AUTO OWNER TRUST
                                                                                               SERIES 1997-B
                                                                                      STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
                    PERIOD 14                                                                                       PAGE #         1
            DETERMINATION: 10-Aug-98                                                                                Beginning 7/1/98
             DISTRIBUTION: 17-Aug-98                                                                                Ending   7/31/98
                     TIME: 8/17/98 11:02
                                                                           CLASS A-1 5.744% MONEY MARKET ASSET BACKED NOTES
                                                                           CLASS A-2 6.100% ASSET BACKED NOTES
                                                                           CLASS A-3 6.350% ASSET BACKED NOTES
                                                                           CLASS A-4 6.500% ASSET BACKED NOTES
                                                                           CLASS A-5 6.600% ASSET BACKED NOTES
                                                                           CLASS B-1 6.750% ASSET BACKED CERTIFICATES

                 ORIG PRINCIPAL           BEG PRINCIPAL       PRINCIPAL         INTEREST                TOTAL          END PRINCIPAL
   CLASS            BALANCE                 BALANCE         DISTRIBUTION     DISTRIBUTION           DISTRIBUTION           BALANCE
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
 A-1 Notes       $200,000,000.00                 $0.00             $0.00            $0.00               $0.00                  $0.00
 A-2 Notes       $294,000,000.00       $157,210,309.58    $25,621,813.51      $799,152.41      $26,420,965.92        $131,588,496.07
 A-3 Notes       $227,000,000.00       $227,000,000.00             $0.00    $1,201,208.33       $1,201,208.33        $227,000,000.00
 A-4 Notes       $133,000,000.00       $133,000,000.00             $0.00      $720,416.67         $720,416.67        $133,000,000.00
 A-5 Notes        $70,000,000.00        $70,000,000.00             $0.00      $385,000.00         $385,000.00         $70,000,000.00
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 NOTE TOTALS     $924,000,000.00       $587,210,309.58    $25,621,813.51    $3,105,777.41      $28,727,590.92        $561,588,496.07
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    B-1           $29,148,275.79        $29,148,275.79             $0.00      $163,959.05         $163,959.05         $29,148,275.79
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CERTIFICATE
   TOTALS         $29,148,275.79        $29,148,275.79             $0.00      $163,959.05         $163,959.05         $29,148,275.79
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TOTALS           $953,148,275.79       $616,358,585.37    $25,621,813.51    $3,269,736.46      $28,891,549.97        $590,736,771.86
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FACTOR   INFORMATION   PER   $1,000


                           PRINCIPAL               INTEREST            END PRINCIPAL
  CLASS                  DISTRIBUTION            DISTRIBUTION             BALANCE
-----------------------------------------------------------------------------------------
    A-1                     0.00000000            0.00000000             0.00000000
                   ----------------------------------------------------------------------
    A-2                    87.14902554            2.71820548           447.57991861
                   ----------------------------------------------------------------------
    A-3                     0.00000000            5.29166665         1,000.00000000
                   ----------------------------------------------------------------------
    A-4                     0.00000000            5.41666669         1,000.00000000
                   ----------------------------------------------------------------------
    A-5                     0.00000000            5.50000000         1,000.00000000
                   ----------------------------------------------------------------------
Notes Totals               27.72923540            3.36123096           607.77975765
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
  B-1                       0.00000000            5.62499995         1,000.00000000
-----------------------------------------------------------------------------------------
Certificate Totals          0.00000000            5.62499995         1,000.00000000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
          TOTALS           26.88124625            3.43045940           619.77426479
-----------------------------------------------------------------------------------------


(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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                                                       CHASE MANHATTAN AUTO OWNER TRUST
                                                                SERIES 1997-B
                                                       STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

                                         PERIOD 14                                                      PAGE                     # 2
              DETERMINATION: 10-Aug-98                                                                  Beginning             7/1/98
               DISTRIBUTION: 17-Aug-98                                                                  Ending               7/31/98
                       TIME: 8/17/98 11:02



                                                                                                                  per $1000
Section 5.8 (iii)   Servicing Fee                                                                         $513,632.15   0.53887959


Section 5.8 (iv)    Administration Fee                                                                      $1,000.00   0.00104915


Section 5.8 (vi)    Pool Balance at the end of the Collection Period                                  $590,736,771.86


Section 5.8 (vii)   Repurchase Amounts for Repurchased Receivable
                                       By Seller                                                                $0.00
                                       By Servicer                                                         $38,583.80
                                       TOTAL                                                               $38,583.80

Section 5.8 (viii)  Realized Net Losses for Collection Period                                             $597,383.25


Section 5.8 (ix)    Reserve Account Balance after Disbursement                                         $17,722,103.16


Section 5.8 (x)     Specified Reserve Account Balance                                                  $17,722,103.16


Section 5.8 (xi)    Total Distribution Amount                                                          $30,101,457.68

                                       Servicing Fee                                                      $513,632.15
                                       Administrative Fee                                                   $1,000.00
                                       Noteholders' Distribution Amount                                $28,727,590.92
                                       Certificateholders' Distribution Amount                           $ 163,959.05
                                       Deposit to Reserve Account                                         $695,275.56









Section 5.8 (xii)   Noteholders' Distributable Amount


---------------------------------------------------------------------------------------------------------------
   Class        Principal             Interest          Total        Prin (per $1000/orig)
---------------------------------------------------------------------------------------------------------------
    A-1            $0.00                $0.00               $0.00               0.00000000
    A-2   $25,621,813.51          $799,152.41      $26,420,965.92              87.14902554
    A-3            $0.00        $1,201,208.33       $1,201,208.33               0.00000000
    A-4            $0.00          $720,416.67         $720,416.67               0.00000000
    A-5            $0.00          $385,000.00         $385,000.00               0.00000000
---------------------------------------------------------------------------------------------------------------
 Total    $25,621,813.51        $3,105,777.41      $28,727,590.92              27.72923540
---------------------------------------------------------------------------------------------------------------




Section 5.8 (xiii)  Certificateholders' Distributable Amount


-------------------------------------------------------------------------------------------------------------
 Class        Principal       Interest             Total        Prin (per $1000/orig)
-------------------------------------------------------------------------------------------------------------
  B-1           $0.00        $163,959.05         $163,959.05           0.00000000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 Total          $0.00        $163,959.05         $163,959.05           0.00000000
-------------------------------------------------------------------------------------------------------------




Section 5.8 (xiv)   Reserve Fund Transfer Amount                                     $ 695,275.56




(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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